UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021

SUSGLOBAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-56024	38-4039116
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Davenport Road
 Toronto, Ontario, Canada M5R 1J2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (416) 223-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed by SusGlobal Energy Corp. (the "Company") in its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, the Company obtained a first mortgage (the "Mortgage") provided by private lenders to finance the acquisition of the shares of 1684567 Ontario Inc. ("1684567"), and to provide funds for additional financing needs, received in three tranches totaling $2,662,440 (C$3,300,000) (December 31, 2020-$2,591,820; C$3,300,000). 1684567 is a wholly owned subsidiary of the Company.

The Mortgage is repayable interest only on a monthly basis at an annual rate of the higher of the Royal Bank of Canada's prime rate plus 6.05% per annum (currently 8.50%) and 10% per annum. The Mortgage is secured by the shares of 1684567 and certain land owned by 1684567.

On August 13, 2021, the Company, to fund another acquisition, increased the Mortgage by $1,532,920 (C$1,900,000) (the "Mortgage Increase"). The total of the Mortgage is now $4,195,360 (C$5,200,000). The Company is the guarantor of the first mortgage pursuant to that certain Guarantee dated August 13, 2021 by and between the Company and the private lenders (the "Guarantee"). The Mortgage maturity date is now September 1, 2022.

The Mortgage is a long-term debt obligation that is material to the Company.

The foregoing description of the Mortgage Increase and the Guarantee do not purport to be complete and are qualified in their entirety by reference to the Mortgage Increase and the Note, the forms of which are filed as, respectively, Exhibits 4.1 and 10.1 hereto.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement by a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
4.1	Mortgage Increase, dated August 13, 2021
10.1	Guarantee, by and between SusGlobal Energy Corp. and Private Lenders, dated August 13, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SusGlobal Energy Corp.

Dated: August 19, 2021	By:	/s/ Marc Hazout
Marc Hazout Executive Chairman, President and Chief Executive Officer